                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 28, 2007

                         FEDFIRST FINANCIAL CORPORATION
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

   United States                         0-51153                 25-1828028
   -------------                         -------                 ----------
(State or other jurisdiction of       (Commission              (IRS Employer
incorporation or organization)         File Number)         Identification No.)

              Donner at Sixth Street, Monessen, Pennsylvania 15062
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (724) 684-6800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.
            -------------

      On March 28, 2007, FedFirst Financial Corporation, the holding company for First Federal Savings Bank, announced that the Company's board of directors has approved the repurchase of up to 153,500 shares of the Company's outstanding common stock, which is approximately 5% of outstanding shares held by persons other than FedFirst Financial Mutual Holding Company. Purchases will be conducted solely through a Rule 10b5-1 repurchase plan with Sandler O'Neill & Partners, L.P. For more information, reference is made to the Company's press release dated March 28, 2007, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
            ----------------------------------

      Exhibit 99.1      Press Release dated March 28, 2007.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         FEDFIRST FINANCIAL CORPORATION




Date:  March 28, 2007                By: /s/ John G. Robinson
                                         ---------------------------
                                         John G. Robinson
                                         President and Chief Executive Officer